Dear Shareholder:

The Victory Prospectus for the following Funds is being revised to reflect the liquidation of the Class C Shares of the National Municipal Bond Fund and Ohio Municipal Bond Fund and the liquidation of the New York Municipal Bond Fund. This information is important and is part of your Prospectus.

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                             The Victory Portfolios

                          National Municipal Bond Fund
                             New York Municipal Bond
                            Ohio Municipal Bond Fund

                       Supplement dated February 11, 2005
                      To the Prospectus dated March 1, 2004



1. On January 28, 2005, the Class C Shares of National Municipal Bond Fund and Ohio Municipal Bond Fund were liquidated. As of that date, Class C Shares of these Funds are no longer being offered. All references to the Class C Shares of National Municipal Bond Fund and Ohio Municipal Bond Fund in this prospectus are, therefore, deleted.



2. On January 28, 2005, the New York Municipal Bond Fund was liquidated. As of that date, the Fund is no longer being offered. All references to the New York Municipal Bond Fund in this prospectus are, therefore, deleted.















Please insert this Supplement in the front of your Prospectus. If you want to obtain more information, please call the Victory Funds at 800-539-3863.






                                  VF-TEFI-SUPP4